EXHIBIT 13.2

CERTIFICATION

In connection with the Annual Report of Foremost Clean Energy Ltd. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dong Shim, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2025

By:	/s/ Dong Shim
Name:	Dong Shim
Title:	Chief Financial Officer